SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2004 (July 27, 2004)

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31320	62-1710772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)		37027 (Zip Code)
(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99	Copy of the press release, dated July 27, 2004, of Province Healthcare Company, announcing its financial results for the second quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

Province Healthcare Company (the “Company”) issued a press release on July 27, 2004, announcing that the Company reported its financial results for the second quarter ended June 30, 2004. The Company has furnished a copy of the press release as an exhibit to this Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY
By:	/s/ Steve Brumfield
Steve Brumfield
Assistant Vice President and Controller

Date: July 27, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99	Copy of the press release, dated July 27, 2004, announcing financial results for the second quarter ended June 30, 2004.